Piper Sandler Healthcare Conference December 4, 2024

Disclaimer Forward Looking Statements This presentation includes “forward-looking statements” as that term is defined in Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, are forward-looking statements. These forward-looking statements are based on Neogen’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from those stated or implied by such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such forward-looking statements include, among others, the success of the recently completed combination with the food safety business of 3M Company, limitations or restrictions on Neogen’s activities arising in connection with the transaction, competition and our ability to develop and market new products, recruitment, retention and dependence on key employees, economic conditions affecting the agriculture and food production industries, effects of the ongoing COVID-19 pandemic on our business, supply chain disruption, higher interest rates and inflation, risks relating to international operations and expansion into new geographical markets, identification and integration of acquisitions, research and development risks, patent and trade secret protection, government regulation and other risk factors detailed from time to time in Neogen’s reports filed with the SEC, including Neogen’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the Securities and Exchange Commission, including documents filed with the Securities and Exchange Commission in connection with the recently completed transaction with 3M Company. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this presentation. Neogen expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Non-GAAP Financial Information This presentation includes references to core revenue, Adjusted EBITDA Margin and free cash flow, which are non-GAAP financial measures. These non-GAAP financial measures are presented for informational purposes only and should not be regarded as a replacement for corresponding GAAP measures. In regards to the forward-looking non-GAAP financial measures included in this presentation, we are not able to reconcile such metrics to the closest corresponding GAAP measures without unreasonable efforts because we are unable to predict the ultimate outcome of certain significant items.

Our Purpose We’re fueling a brighter future for global food security. Our Vision We envision a world where everyone has access to a food supply that is safe, sufficient and sustainable. Global food security is a lofty goal. But it’s one we’re uniquely positioned to support. For over 40 years we’ve made it our mission to help keep our food supply safe. To further human and animal well-being. To champion sustainable practices that affect our land, our water, our world. Every decision made on a farm, in a lab, at a processing plant, affects food security. And we’ll be leading every step of the way.

Founded in 1982 with a $50,000 grant from Michigan State University ~3,000 Employees Worldwide 300+ Scientists and Engineers Headquarters Lansing, MI USA Sales and support presence in nearly 40 countries

Animal Safety Supporting Wellbeing Develop solutions for animal protein, animal performance and companion animal segments Offer portfolio of biosecurity products to help prevent the spread of disease, as well as veterinary instruments and supplies to enhance animal care Genetic testing and related data capabilities to optimize herd selection and companion animal care Food Safety Helping to Protect the Food Supply Food safety products that reach all segments of the food, beverage and feed industries Solutions include rapid quantification of detected organisms, sanitation verification tools and innovative pathogen tests Data platform with the opportunity to leverage AI to drive aggregation and predictive analytics Global Leader in Food Security Product offerings across Neogen's Food Safety and Animal Safety platforms help solve global food security challenges

A Global Presence North America Canada United States Latin America Argentina Brazil Central America Chile Colombia Guatemala Mexico Paraguay Uruguay Asia Pacific Australia China India Indonesia Japan Korea New Zealand Philippines Thailand © 2024 Neogen Corporation. All rights reserved. | 6 Lansing, MI Headquarters New Production Facility Europe Denmark Estonia France Germany Greece Hungary Ireland Italy Netherlands Norway Sweden Poland Spain Switzerland United Kingdom Middle East United Arab Emirates

Leading Portfolio of Consumables Companion Animal Veterinary Instruments, Animal Care Production Animal Biosecurity Petrifilm Hygiene Monitoring Culture Media and Sample Handling Indicator Testing and Culture Media Easy-to-use, rapid indication of presence of organisms in a sample Complementary products for accurate sample collection and incubation Allergen Testing Natural Toxin Testing Rapid detection of allergens in food processing lines Rapid detection of mycotoxins, primarily in harvested crops Allergens and Natural Toxins Pathogen Detection Bacterial and General Sanitation Rapid microbiological detection of pathogens in food processing and other facilities Surface test for rapid detection of organic matter Animal Safety Products Animal health delivery systems, as well as veterinary instruments, pharmaceuticals & biologics Products intended to reduce spread of disease from humans, insects & rodents Genetic testing to optimize herd selection and performance Identification of breed(s), diseases and traits for veterinarians, breeders & pet owners Genomics Helping customers protect the global food supply and reduce food waste

Well-Positioned to Address Global Food Security Challenges

Serving Large and Growing Markets…

Est. Market Size	Est. LT Growth Rate
$22B	6-8%


$22B

FOOD SAFETY

Est. Market Size	Est. LT Growth Rate
$55B	4-6%


$55B

ANIMAL SAFETY

● Served Addressable Market (SAM)

…with Attractive Long-Term Fundamentals…

Significant Tailwinds

- Increasing prevalence of food allergies
- Rising incomes & food standards in emerging markets
- Consumer demand for more organic, less processed food with fewer antibiotics increases need for pathogen detection and biosecurity solutions
- Increasing traceability requirements
- Increasing outbreaks, recognition of high cost leading to more robust testing across the supply chain

Food Supply Chain at Nexus of Major Trends

Climate Change
New Crops & Pathogens
Traceability
Know the Grower
Globalization
Water Scarcity
Sustainability
Digital Evolution



…Addressed by a Comprehensive Offering of Global Solutions

Product Categories


FY24
Revenue

- Animal Safety Products **26%**
- Genomics **10%**
- Allergens & Natural Toxins **9%**
- Indicator Testing, Culture Media & Other **36%**
- Bacterial & General Sanitation **19%**

Geographic Mix


FY24
Revenue

- Asia Pacific **12%**
- Australia & New Zealand **3%**
- Latin America **14%**
- U.S. & Canada **56%**
- Europe, Middle East, Africa & India **15%**

Significant opportunity to achieve long-term success in this attractive, high-growth category

NEOGEN

© 2024 Neogen Corporation. All rights reserved. | 8

Integrated Offering Enables Food Security for All Crop Farmers Commodity Processors Animal Producers Food Processors Food Retail Consumer More, safer food, with reduced waste Food Security Genomic Improvement Organism Testing, Allergen Testing, Hygiene Monitoring, Nutritional Analysis Pathogen Testing Data Analytics Biosecurity Regulatory

Consumer Genomic Improvement Regulatory Focus Driving Growth Across the Global Food Security Chain Leveraging Core Capabilities Foundational diagnostics capabilities and expertise Microbiology Immunoassays Food safety end market, as well as attractive adjacencies Regional Expansion Local execution of growth strategies by enhanced regional leaderships USAC/LATAM strength EMEA/APAC under-penetration Innovation Refocused teams, expanded capabilities Multi-generation product roadmaps Initiatives across Food Safety, Animal Safety, Genomics Testing & Compliance Processing Diagnostic Screening Biosecurity & Hygiene Feed Production Agriculture & Farm Production

Integration Fully Underway

Manufacturing Transition	Current Status
Indicator Testing	Construction of facility complete, initial equipment installation underway
Sample Collection	Relocation of equipment complete, production ramping up
Pathogen Detection	Fully integrated
Hygiene Monitoring	Fully integrated

Services Transition	Current Status
Back-Office Services (TSA)	Fully integrated
Distribution Services (TDSA)	Fully integrated

Post-Integration Expectations

- MSD-HSD annual core revenue growth (1)
- 30%+ Adjusted EBITDA margin
- ~100% Free Cash Flow Conversion (2)
- Net Leverage target < 2.0x (3)

Integration on track, providing a path to a compelling post-integration financial profile

(1) Year-over-year revenue growth excluding the impact of foreign exchange and acquisitions & divestitures
(2) Net cash from operating activities, less capital expenditures, as a percentage of Adjusted Net Income
(3) Gross debt minus cash and equivalents, divided by LTM Adjusted EBITDA

NEOGEN

© 2024 Neogen Corporation. All rights reserved. | 11

Q2 FY25 Update Preliminary view of revenue is ~$230M Total H1 revenue in line with expectations communicated entering the year Core growth improved sequentially in both Food Safety and Animal Safety Continued progress with share recovery actions in Food Safety Margin improvement actions initiated, with primary benefit expected in H2

Investment Highlights Clear leader in attractive Food Safety end market with long-term, secular tailwinds Portfolio of over 95% consumable products, cost of which is insignificant relative to potential costs resulting from inadequate testing Opportunity to leverage technological expertise, scale and enhanced regional leadership to deliver on focused initiatives and extend the Company’s demonstrated track record of strong historical growth Majority of integration workstreams and related spending have been completed, providing a path to a compelling level of consistent growth, high profitability and strong free cash flow generation